ASA LIMITED
                                  Paddock View
                               36 Wierda Road West
                           Sandton 2196, South Africa

               IMPORTANT REMINDER - PLEASE VOTE YOUR PROXY TODAY!

                                                   October 21, 2004

Dear ASA Shareholder:

     We have previously mailed to you proxy materials relating to the General Meeting of Shareholders of ASA Limited to be held on Thursday, November 11, 2004.

     According to our latest records, we have not received your proxy card for this important meeting. Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. If you have not already mailed your proxy card, please take a moment to mark, sign, date and mail the enclosed duplicate proxy card promptly in the return envelope provided for your convenience.

     For the reasons set forth in the Prospectus/Proxy Statement, dated October 7, 2004, your Board of Directors unanimously recommends that you vote "FOR" the proposal that would authorize ASA Limited to move its place of incorporation from the Republic of South Africa to the Commonwealth of Bermuda, by the transactions described in the Prospectus/Proxy Statement.

     If you have any questions or need assistance voting your shares, please call our proxy solicitor, D. F. King & Co., Inc., toll free at 1-800-347-4750.

     Thank you for your cooperation and continued support.


                                                        Sincerely,


                                                        /s/ Robert J. A. Irwin
                                                        ----------------------
                                                        Robert J. A. Irwin
                                                        Chairman of the Board

                                   ASA LIMITED
                                  Paddock View
                               36 Wierda Road West
                           Sandton 2196, South Africa

               IMPORTANT REMINDER - PLEASE VOTE YOUR PROXY TODAY!

                                                        October 21, 2004

Dear ASA Shareholder:

     We have previously mailed to you proxy materials relating to the General Meeting of Shareholders of ASA Limited to be held on Thursday, November 11, 2004. Your vote is important no matter how many shares you hold.

     According to our latest records, we have not received your voting instructions for this important meeting. Please vote today to avoid unnecessary solicitation costs to the Company.

     You may use one of the following simple methods for promptly providing your voting instructions:

     1. Vote by Telephone. Call the toll-free number listed for this purpose on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions.
     2. Vote by Internet. Go to the website www.proxyvote.com listed on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions.
     3. Vote by Mail. Mark, sign, date and return your voting instruction form in the postage-paid return envelope provided.

     For the reasons set forth in the Prospectus/Proxy Statement, dated October 7, 2004, your Board of Directors unanimously recommends that you vote "FOR" the proposal that would authorize ASA Limited to move its place of incorporation from the Republic of South Africa to the Commonwealth of Bermuda, by the transactions described in the Prospectus/Proxy Statement.

     If you have any questions or need assistance voting your shares, please call our proxy solicitor, D. F. King & Co., Inc., toll free at 1-800-347-4750.

     Thank you for your cooperation and continued support.


                                                        Sincerely,


                                                        /s/ Robert J. A. Irwin
                                                        ----------------------
                                                        Robert J. A. Irwin
                                                        Chairman of the Board